Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certify that to the best of our knowledge:
1.	this annual report on Form 20-F of BT Group plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of BT Group plc.

Date: May 13, 2009	/s/ Ian Livingston
	Name:	Ian Livingston
	Title:	Chief Executive

Date: May 13, 2009	/s/ Tony Chanmugam
	Name:	Tony Chanmugam
	Title:	Group Finance Director